UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2015

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane, Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)

(423) 743-9151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On March 18, 2015, NN, Inc. (the “Company”) furnished an update to its Investor Presentation on a Current Report on Form 8-K. The Company subsequently determined that, due to an inadvertent error in production, Slide 9 contained incorrect information. Attached as Exhibit 99.1 to this Current Report on Form 8-K/A is an updated PowerPoint presentation, which includes the corrected Slide 9.

The information presented in Item 7.01 to this Current Report on Form 8-K is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Investor Presentation of NN, Inc., dated March 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2015

NN, INC.

By:	/s/ William C. Kelly, Jr.
Name:	William C. Kelly, Jr.
Title:	Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation of NN, Inc., dated March 17, 2015.